WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo C & B Mid Cap Value Fund
(the “Fund”)

The information for the Fund contained in the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is replaced with the following:

Fund	Fee
C&B Mid Cap Value Fund	First $500 million	0.750%
	Next $500 million	0.725%
	Next $1 billion	0.700%
	Next $2 billion	0.675%
	Next $1 billion	0.650%
	Next $5 billion	0.640%
	Next $2 billion	0.630%
	Next $4 billion	0.620%
	Over $16 billion	0.610%

March 25, 2019